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                                                                   Exhibit 10.15

                                 FIRST AMENDMENT
                                       TO
                       SENIOR LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO SENIOR LOAN AND SECURITY AGREEMENT is entered into as of March 31, 2005 (the "AMENDMENT"), by and between HERCULES TECHNOLOGY GROWTH CAPITAL, INC. ("LENDER") and OMRIX BIOPHARMACEUTICALS, INC. ("BORROWER").

                                    RECITALS

     Borrower and Lender are parties to that certain Senior Loan and Security Agreement dated as of March 31, 2005 (the "AGREEMENT"). A discrepancy exists between the Agreement and the Promissory Note attached as an exhibit to the Agreement in respect of the calculation of interest. The parties desire to amend the Agreement to correct such discrepancy and to provide Borrower additional time to provide an account control agreement, in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The reference in the fourth sentence of Section 2.2 to "365" is amended to read "360". The fifth sentence of Section 2.2 is amended to read as follows:
"Each Advance shall be due and payable in monthly installments of accrued interest only on the first day of each month from the date of such Advance through October 1, 2005 (the "INTEREST ONLY PAYMENT DATES"), followed by equal monthly installments of principal and interest computed on the basis of a thirty
(30) month amortization schedule, beginning October 1, 2005 and continuing through March 1, 2008, on which the final payment (the "MATURITY DATE PAYMENT") consisting of the entire outstanding principal balance and all accrued interest shall be due and payable."

     2. Borrower shall have until June 15, 2005, to provide the Account Control Agreement(s) specified in Section 3.5.

     3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                        OMRIX BIOPHARMACEUTICALS, INC.


                                        By: /s/ MICHAEL BURSHTINE
                                            ------------------------------------
                                        Title: CFO

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                                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC.


                                        By: /s/ Scott Harvey
                                            ------------------------------------
                                        Title: Chief Legal Officer
                                               ---------------------------------


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